SUPPLEMENT DATED SEPTEMBER 5, 2012

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND — SMALL-CAP

EQUITY PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2012

This supplement revises the Small-Cap Equity Portfolio Class I and P Shares summary prospectus dated May 1, 2012 (Prospectus), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information.

Small-Cap Equity Portfolio — The Annual fund operating expenses table and the table relating to your expenses in the Fees and expenses subsection is replaced with the following:

Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.75	0.75
Service fee	0.20	0.00
Other expenses	0.05	0.05
Total annual operating expenses	1.00	0.80
Less fee waiver[2]	(0.10)	(0.10)
Total annual operating expenses after fee waiver	0.90	0.70

[1]	The expense information has been restated to reflect current fees.

[2]

The investment adviser has contractually agreed to waive its management fee through April 30, 2014. The agreement will terminate: (i) if the investment advisory agreement is terminated or (ii) upon ninety days’ prior written notice by the Fund.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	Class I	Class P
1 year	$92	$72
3 years	$298	$235
5 years	$533	$424
10 years	$1,206	$971

The second through fifth sentences in the first paragraph of the Principal investment strategies section is replaced with the following:

PLFA is the portfolio’s investment adviser and, subject to the approval of the Fund’s board of trustees, selects the portfolio’s managers and monitors their performance on an ongoing basis. PLFA has selected the portfolio’s current managers because of their different approaches to investing in securities of companies with small market capitalizations. Each manager has its own investment style and acts independently of the other. Franklin is an active manager; BlackRock is an index manager and seeks to track the performance of the portfolio’s benchmark index. PLFA allocates the portfolio’s assets between Franklin and BlackRock and may change the allocation or rebalance at any time.

Information regarding Y. Dogan Sahin in the table in the Portfolio management subsection for Franklin Advisory Services, LLC is replaced with the following:

Steven B. Raineri, Portfolio Manager	Since 2012